    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998

                                                 File Nos. 33-76566 and 811-8416


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 5

                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 6

                    SELECT ADVISORS VARIABLE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                311 PIKE STREET,
                                CINCINNATI, OHIO
                                      45202
                    (Address of Principal Executive Offices)
                                   (Zip Code)

Registrant's Telephone Number, including Area Code: (513) 361-7900


                                 ANDREW S. JOSEF
                         INVESTORS BANK & TRUST COMPANY
                200 CLARENDON STREET, BOSTON, MASSACHUSETTS 02116

                     (Name and Address of Agent for Service)
copies to:

   J. Leland Brewster, Esq.
   Frost & Jacobs LLP                           Edward G. Harness, Jr.
   2500 East 5th Street                         Touchstone Securities, Inc.
   P.O. Box 5715                                311 Pike Street
   Cincinnati, Ohio 45201-5715                  Cincinnati, Ohio  45202

It is proposed that this filing will become effective (check appropriate box)




[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[X] on May 1, 1998 pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Shares of Beneficial Interest

================================================================================
                    SELECT ADVISORS VARIABLE INSURANCE TRUST

                                    FORM N-1A
                              CROSS REFERENCE SHEET

Part A
ITEM NO.                                                  HEADINGS IN PROSPECTUS
 1. Cover Page .........................................  Cover Page

 2. Synopsis ...........................................  Not applicable

 3. Condensed Financial Information ....................  Financial Highlights

 4. General Description of Registrant ..................  Cover Page; Investment Objectives,
                                                          Policies and Risks; Advisor and Portfolio
                                                          Advisors; Management of the Trust

 5. Management of the Funds ............................  Advisor and Portfolio Advisors;
                                                          Management of the Trust

 5A. Management's Discussion of Fund Performance .......  Not applicable

 6. Capital Stock and Other Securities .................  Cover Page; Purchase of Shares;
                                                          Redemption of Shares; Dividends,
                                                          Distributions and Taxes; Management of
                                                          the Trust; Performance Information;
                                                          Additional Information

 7. Purchase of Securities Being Offered ...............  Purchase of Shares; Net Asset Value

 8. Redemption or Repurchase ...........................  Redemption of Shares; Net Asset Value

 9. Pending Legal Proceedings ..........................  Not applicable

Part B                                                    HEADINGS IN STATEMENT OF
ITEM NO.                                                  ADDITIONAL INFORMATION

10. Cover Page .........................................  Cover Page

11. Table of Contents ..................................  Table of Contents

12. General Information and History ....................  Not applicable

13. Investment Objectives and Policies .................  Investment Objectives, Policies,
                                                          Restrictions, and Risks

14. Management of the Fund .............................  Management of the Trust

15. Control Persons and Principal Holders of
    Securities .........................................  Management of the Trust; Organization

                                                          of the Trust

16. Investment Advisory and Other Services .............  Management of the Trust

17. Brokerage Allocation and Other Practices ...........  Investment Objectives, Policies,
                                                          Restrictions and Risks

18. Capital Stock and Other Securities .................  Organization of the Trust (See also
                                                          Prospectus -- "Dividends, Distributions
                                                          and Taxes")

19. Purchase, Redemption and Pricing of Securities
    Being Offered ......................................  Valuation of Securities; Redemption in
                                                          Kind

20. Tax Status .........................................  Taxes (See also Prospectus --
                                                          "Dividends, Distributions and Taxes")

21. Underwriters .......................................  Not applicable

22. Calculations of Performance Information ............  Performance Information

23. Financial Statements ...............................  Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

================================================================================
                                   PROSPECTUS
                                  MAY 1, 1998


           SELECT ADVISORS                             TOUCHSTONE
         VARIABLE INSURANCE                         311 PIKE STREET
                TRUST                            CINCINNATI, OHIO 45202
================================================================================


         Select Advisors Variable Insurance Trust (the "Trust") is an open-end, investment management company providing investment vehicles (each, a "Portfolio") for variable annuity contracts of various insurance companies. The Trust is professionally managed by Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors"). Each Portfolio benefits from discretionary advisory services by one or more investment advisor(s) (each, a "Portfolio Advisor") identified, retained, supervised and compensated by the Advisor.


         The Trust is a series company that currently consists of the following
Portfolios:


                         TOUCHSTONE VALUE PLUS PORTFOLIO
                      TOUCHSTONE EMERGING GROWTH PORTFOLIO
                    TOUCHSTONE INTERNATIONAL EQUITY PORTFOLIO
                          TOUCHSTONE BALANCED PORTFOLIO
                     TOUCHSTONE INCOME OPPORTUNITY PORTFOLIO
                       TOUCHSTONE STANDBY INCOME PORTFOLIO


         THE INCOME OPPORTUNITY PORTFOLIO MAY INVEST UP TO 100% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS" ISSUED BY BOTH U.S. AND FOREIGN ISSUERS, WHICH ENTAIL GREATER RISK OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS PRIOR TO INVESTING. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS;" "RISK FACTORS AND CERTAIN INVESTMENT TECHNIQUES;" AND THE APPENDIX.


         This Prospectus sets forth concisely certain information about the Trust, including expenses, that prospective shareholders will find helpful in making an investment decision. Shareholders are encouraged to read this Prospectus carefully and retain it for future reference.


         Additional information about the Trust is contained in a Statement of Additional Information dated May 1, 1998, which is available upon request and without charge by calling the Touchstone Variable Annuity Service Center at 1-800-669-2796 (PRESS 2) or writing the Trust at the address listed above. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated by reference into this Prospectus in its entirety. The SEC maintains a web site (http:www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other important information regarding registrants that file electronically with the SEC.


         Shares of each Portfolio may only be purchased by the separate accounts of insurance companies, for the purpose of funding variable annuity contracts. Particular Portfolios may not be available in your state due to various insurance regulations. Please check with the Touchstone Variable Annuity Service Center for available Portfolios. Inclusion of a Portfolio in this Prospectus which is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.

         THE SHARES OF EACH PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUNDS AND VARIABLE ANNUITIES INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION OR THE TRUST'S SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS

HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS



                                                                        Page
Table of Contents......................................................   2
Financial Highlights...................................................   3
Investment Objectives, Policies and Risks..............................   5
Risk Factors and Certain Investment Techniques.........................   9
Advisor and Portfolio Advisors.........................................  11
Additional Risks and Investment Techniques.............................  15
Purchase and Redemption of Shares......................................  23
Net Asset Value........................................................  24
Management of the Trust................................................  25
Dividends, Distributions and Taxes.....................................  26
Performance of the Portfolios..........................................  27
Additional Information.................................................  29
Appendix............................................................... A-1

                              FINANCIAL HIGHLIGHTS



         The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each Portfolio for the periods indicated and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants, whose report thereon appears in the Trust's Annual Report which is incorporated by reference in the Trust's Statement of Additional Information. The Annual Report, which includes further information about each Portfolio's performance, is available without charge and upon request by calling (800) 669-2796.


Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995 and the period ended December 31, 1994 were as follows:

                             TOUCHSTONE EMERGING GROWTH       TOUCHSTONE INTERNATIONAL EQUITY          TOUCHSTONE BALANCED
PER SHARE OPERATING                   PORTFOLIO                           PORTFOLIO                          PORTFOLIO
PERFORMANCE:             ---------------------------------   ---------------------------------   ---------------------------------
FOR THE YEARS ENDED      1997    1996     1995     1994(a)   1997   1996      1995     1994(a)   1997   1996      1995     1994(a)
DECEMBER 31,             ----    ----     ----     -------   ----   ----      ----     -------   ----   ----      ----     -------
NET ASSET VALUE,
   BEGINNING OF PERIOD         $11.27    $10.10    $10.00         $10.00    $ 9.51    $10.00           $11.48    $10.17    $10.00
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income
   (loss)                        0.04      0.11      0.04           0.06      0.04        --             0.30      0.32      0.05
Net realized and
   unrealized gain on
   investments                   1.22      1.87      0.06           1.08      0.48     (0.49)            1.60      2.15      0.12
  Total from investment
      operations                 1.26      1.98      0.10           1.14      0.52     (0.49)            1.90      2.47      0.17
LESS: DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income         (0.04)    (0.15)       --          (0.07)    (0.03)       --            (0.30)    (0.37)       --
  Realized capital gains        (0.29)    (0.66)       --             --        --        --            (0.24)    (0.79)       --
TOTAL DIVIDENDS AND
   DISTRIBUTIONS                (0.33)    (0.81)       --          (0.07)    (0.03)       --            (0.54)    (1.16)       --
NET ASSET VALUE, END OF
   PERIOD                      $12.20    $11.27    $10.10         $11.07    $10.00    $ 9.51           $12.84    $11.48    $10.17

TOTAL RETURN (b)                11.16%    19.57%     1.00%         11.47%    15.45%    (4.90)%          16.78%    24.56%     1.70%

RATIOS AND SUPPLEMENTAL
   DATA (c):
Net assets at end of
   period (000's)             $ 5,771    $2,615    $2,020         $8,758    $5,215    $4,757          $ 6,695    $2,895    $2,034
Ratios to average net
   assets:
  Expenses                       1.15%     1.15%     1.15%          1.25%     1.25%     1.25%            0.90%     0.90%     0.90%
  Net investment income          0.50%     1.09%     3.67%          0.86%     0.46%     1.23%            2.76%     2.87%     4.26%
  Expenses, without
      waiver and
      reimbursement              3.22%     3.73%    11.08%          3.03%     3.69%     5.58%            2.72%     3.46%     8.97%
Portfolio Turnover                 89%      101%        0%            90%       86%        0%              75%      124%        3%
Average commission
rate (d)                      $0.0568        --        --        $0.0266        --        --          $0.0664        --        --


PER SHARE OPERATING PERFORMANCE:
                                                 TOUCHSTONE INCOME OPPORTUNITY                  TOUCHSTONE STANDBY INCOME
                                                         PORTFOLIO                                       PORTFOLIO
                                            --------------------------------------       ----------------------------------------
FOR THE YEARS ENDED DECEMBER 31,            1997      1996       1995      1994(a)       1997        1996       1995      1994(a)
                                            ----      ----       ----      -------       ----        ----       ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.09     $ 9.42     $10.00                   $10.02     $10.03     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           1.17       1.22       0.12                     0.52       0.56       0.05
Net realized and unrealized gain on
 investments                                           1.45       0.79      (0.70)                   (0.01)     (0.01)      0.03
  Total from investment operations                     2.62       2.01      (0.58)                    0.51       0.55       0.08

LESS: DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                               (1.17)     (1.34)        --                    (0.52)     (0.56)     (0.05)
  Realized capital gains                              (0.33)        --         --                       --         --         --
TOTAL DIVIDENDS AND DISTRIBUTIONS                     (1.50)     (1.34)        --                    (0.52)     (0.56)     (0.05)

NET ASSET VALUE, END OF PERIOD                       $11.21     $10.09     $ 9.42                   $10.01     $10.02     $10.03
                                                      27.37%     23.35%     (5.80)%                   5.18%      5.90%      0.30%
TOTAL RETURN (b)

RATIOS AND SUPPLEMENTAL DATA (c):
NET ASSETS AT END OF PERIOD (000'S)                  $8,268     $2,602     $1,883                   $9,105     $5,790     $5,013
Ratios to average net assets:
  Expenses                                             0.85%      0.85%      0.85%                    0.50%      0.50%      0.50%
  Net investment income                               11.85%     12.81%     11.24%                    5.15%      5.59%      4.90%
  Expenses, without waiver and
   reimbursement                                       2.85%      3.54%     11.56%                    1.54%      1.73%      3.67%
Portfolio Turnover                                      213%       104%        45%                     143%       159%        56%
Average Commission Rate(d)                               --         --         --                       --         --         --


----------
(a)      The Portfolios commenced operations on November 21, 1994.

(b) Total return is not annualized. Total return is calculated assuming a purchase of shares on the first day and a sale of the shares on the last day of the period, and reinvestment of all dividends.


(c)      Ratios are annualized. Portfolio turnover is not annualized.


(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary between periods and funds depending on the volume and character of trades executed in various markets where trading practices and commission rate structures may differ.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS


         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.


         The Trust. The Trust is a management investment company providing a convenient means of investing in separate Portfolios each with distinct investment objectives and policies. The Trust consists of the following six diversified Portfolios:


         Value Plus Portfolio has an investment objective of long-term growth of capital through investment primarily in common stocks which are considered by its Portfolio Advisor to be fundamentally undervalued in relation to earnings, cash flow and financial strength.


         Emerging Growth Portfolio has a primary investment objective of capital appreciation with income as a secondary investment objective. The Portfolio attempts to achieve its investment objectives through investment primarily in the common stocks of smaller, rapidly growing companies.

         International Equity Portfolio has an investment objective of long term capital appreciation through investment primarily in equity securities of companies based outside the United States.

         Balanced Portfolio has an investment objective of growth of capital and income through investment in common stocks and fixed-income securities.

         Income Opportunity Portfolio has an investment objective of high current income through investment in high yield, non-investment grade debt securities (commonly known as "junk bonds") of both U.S. and non-U.S. issuers and in mortgage related securities. To the extent consistent with its primary objective, the Portfolio will also seek capital appreciation.

         Standby Income Portfolio has an investment objective of high current income to the extent consistent with relative stability of principal which it attempts to achieve through investment in short term, investment grade debt securities.


         There can be no assurance that the investment objective of any Portfolio will be achieved. The investment objective of each Portfolio may be changed without approval by investors, but not without 30 days prior written notice. If there is a change in the investment objectives of a Portfolio, such change could result in a Portfolio having an investment objective different than the objective that a shareholder considered appropriate at the time of investment. If a Portfolio's investment objective is changed, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.



VALUE PLUS PORTFOLIO


         The investment objective of the Portfolio is long-term growth of capital through investment primarily in a diversified portfolio comprised of approximately 40 to 60 common stocks that are considered by the Portfolio Advisor to be fundamentally undervalued. A stock will be considered undervalued if it is currently trading at a price below that at which the Portfolio Advisor believes it should be trading and is therefore a superior potential investment based on one or more of the following relative comparisons: 1) price relative to earnings, 2) price relative to cash flow and
3) price relative to financial strength. It is the goal of the Portfolio to invest in businesses that have unique competitive advantages and proven management and should, therefore, eventually regain investor favor. It is anticipated that some of the companies in which the Portfolio may invest will not pay dividends.


         Under normal conditions, the Portfolio Advisor will seek to invest at least 90% of the Portfolio's total assets in common stocks. Although the Portfolio is not limited by issuer size in selecting securities for investment, the Portfolio will generally invest approximately 70% of its total assets in securities of "large cap" companies of domestic and foreign issuers which have a market capitalization greater than $5 billion, and the remaining 30% of the Portfolio's total assets will be invested in securities of "mid-cap" companies of domestic and foreign issuers which have a market capitalization between $1 billion and $5 billion.


         The Portfolio Advisor believes that there may be times when, in its judgment, due to economic and market conditions that shareholders' interests are best served by investing in preferred stocks, "Investment grade" debt securities or securities that are convertible into common stocks. At such times, the Portfolio may invest up to 35% of its total assets in such securities. It is the Portfolio's policy under normal conditions to invest at least 65% of the Portfolio's total assets in common stocks.


         The Portfolio will generally consider debt securities to be "investment grade" if such securities are rated investment grade at the time of purchase by a nationally recognized statistical rating agency (i.e., BBB or better by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if such securities are not so rated but are considered by the Portfolio Advisor to be of equivalent investment quality). Debt securities rated BBB by S&P or Baa by Moody's or unrated securities of comparable investment quality lack outstanding characteristics and in fact have speculative characteristics as well, and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.


         Although the Portfolio intends to invest primarily in common stocks, it may invest up to 10% of its assets in cash equivalent investments and short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. In addition, the Portfolio may hold up to 100% of its assets in cash or short-term fixed-income securities for temporary defensive purposes if, in the opinion of the Portfolio Advisor, market conditions warrant such a position. See "Additional Risks and Investment Techniques -- Temporary Investments" and "-- Repurchase Agreements."


EMERGING GROWTH PORTFOLIO

         The primary investment objective of the Portfolio is capital appreciation with income as a secondary investment objective. The Portfolio attempts to achieve its investment objective through investment primarily in the common stock of smaller, rapidly growing companies. With respect to the Emerging Growth Portfolio, "emerging growth" companies are smaller companies with total market capitalization less than the average of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), which is currently approximately $20 billion, that the Portfolio Advisor believes have earnings that may be expected to grow faster than the U.S. economy in general because of new products, structural changes in the economy or management changes.


         Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of emerging growth companies. In selecting investments for the Portfolio, the Portfolio Advisor seeks emerging growth companies that it believes are undervalued in the marketplace. These companies typically possess a relatively high rate of return on invested capital so that future growth can be financed from internal sources. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. A portion of the Portfolio's assets may be invested in the securities of larger companies which the Portfolio Advisor believes offer comparable appreciation or to ensure sufficient liquidity. Since the Portfolio invests primarily in smaller companies, the Portfolio invests only to a limited extent in larger companies in emerging industries.

         In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds and other fixed-income instruments not issued by emerging growth companies which present opportunities for capital appreciation as well as income. Such instruments include U.S. Treasury obligations, corporate bonds, debentures, mortgage related securities issued by various governmental agencies, such as Government National Mortgage Association ("GNMA") and government related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), including collateralized mortgage obligations ("CMOs"), privately issued mortgage related securities (including CMOs), stripped U.S. Government and mortgage related securities, non-publicly registered securities, and asset backed securities. The Portfolio will only invest in bonds and preferred stock rated at least Baa by Moody's or BBB by S&P or, if unrated, determined by the Portfolio Advisor to be of comparable quality. Bonds rated Baa or BBB possess some speculative characteristics.


         The Portfolio may invest up to 20% of its assets in foreign securities principally traded outside the United States and in American Depositary Receipts ("ADRs"). The Portfolio may not invest more than 10% of its total assets in the securities of companies based in an emerging market. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated With Emerging Markets Securities."


INTERNATIONAL EQUITY PORTFOLIO

         The investment objective of the Portfolio is long term capital appreciation by investing primarily in equity securities of companies based outside the United States.


         The Portfolio may invest in securities of companies in emerging markets (see "Risk Factors and Certain Investment Techniques -- Risks Associated With Emerging Markets Securities"), but does not expect to invest more than 40% of its total assets in securities of issuers in emerging markets. The Portfolio will invest in issuers of companies from at least three countries outside the United States.


         Under normal market conditions, the Portfolio will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. With respect to the International Equity Portfolio, "equity securities" means common stock and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships, and depository receipts of companies.


         The Portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or foreign banks, corporations or other business organizations, or by U.S. or foreign governments or governmental entities (including supranational organizations such as the International Bank for Reconstruction and Development, i.e., the "World Bank"). The Portfolio may choose to take advantage of opportunities for capital appreciation from debt securities by reason of anticipated changes in such factors as interest rates, currency relationships, or credit standing of individual issuers. The Portfolio will invest less than 20% of its total assets in lower quality, high yielding securities, commonly known as "junk bonds." See "Risk Factors and Certain Investment Techniques -- Medium and Lower Rated and Unrated Securities." The Portfolio will not invest in preferred stocks or debt securities rated less than B by S&P and Moody's.


         Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Investments in "emerging markets" securities include the securities of issuers based in some of the world's underdeveloped markets, including Eastern Europe. Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers to a heightened degree. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated With Emerging Markets Securities."


         The Portfolio will not invest in any illiquid securities except for Rule 144A securities. See "Additional Risks and Investment Techniques -- Illiquid Securities" and "Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities."


BALANCED PORTFOLIO

         The investment objective of the Portfolio is growth of capital and income through investment in common stocks and fixed-income securities. Under normal circumstances, the Advisor expects approximately 60% of the Portfolio's total assets to be invested in equity securities and 40% of its total assets to be invested in fixed-income securities. For this purpose, "equity securities" includes warrants, preferred stock and securities convertible into equity securities. The Portfolio will, under normal circumstances, invest at least 25% of the Portfolio's total assets in fixed-income senior securities. For purposes of this requirement, only the fixed-income component of a convertible bond will be considered.

         The Portfolio may invest in the types of fixed-income securities (including preferred stock) rated at least B by S&P or by Moody's.


         Up to one-third of the Portfolio's assets may be invested in foreign equity or fixed-income securities. No more than 15% of the Portfolio's total assets will be invested in the securities of issuers based in emerging markets. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Risks Associated With Emerging Markets Securities."


INCOME OPPORTUNITY PORTFOLIO

         The investment objective of the Portfolio is high current income from investment in a diversified portfolio of high yield, non-investment grade debt securities of both U.S. and non-U.S. issuers and in mortgage related securities. To the extent consistent with its primary objective, the Portfolio will also seek capital appreciation. The Portfolio intends to invest a portion of its assets in high risk, low quality debt securities of both corporate and government issuers, commonly referred to as "junk bonds," and regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation as well as debt securities of issuers located in emerging market countries.

         The Portfolio may invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes (including variable and floating rate instruments), together with preferred stocks and zero coupon securities. The Portfolio may also invest in loans, other direct debt obligations and loan participations.


         Up to 100% of the assets of the Portfolio may be invested in foreign fixed-income securities, but no more than 30% of the total assets of the Portfolio may be invested in non-U.S. dollar-denominated securities. The Portfolio may invest up to 65% of its total assets in debt securities of issuers located in emerging market countries. See "Risk Factors and Certain Investment Techniques -- Foreign Securities."


         The Portfolio will generally invest in securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, of comparable quality in the opinion of the Portfolio Advisor. Securities rated BBB by S&P or Baa by Moody's possess some speculative characteristics. See the Appendix hereto for a description of Moody's and S&P ratings and "Risk Factors and Certain Investment Techniques -- Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with lower rated securities.


         In addition to high yield corporate bonds, the Portfolio will also invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, and government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

         The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options thereon.

STANDBY INCOME PORTFOLIO

         The investment objective of the Portfolio is high current income to the extent consistent with relative stability of principal. Unlike money market funds, however, the Portfolio does not attempt to maintain a constant $1.00 per share net asset value.

         Investments will be diversified among a broad range of money market instruments including short term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect to those securities. The Portfolio may also invest in corporate bonds, commercial paper, certificates of deposit ("CDs") and bankers' acceptances.


         Up to 50% of the Portfolio's total assets may be invested in U.S. dollar-denominated Yankee Bonds or Eurodollar certificates of deposit issued by U.S. banks. Yankee Bonds are instruments denominated in U.S. dollars which are issued in the U.S. by foreign issuers. Eurodollar certificates of deposit are dollar-denominated certificates of deposit which are issued in Europe. Up to 20% of the Portfolio's total assets may be invested in fixed-income securities denominated in foreign currencies. These securities include debt securities issued by foreign banks, corporations, or other business organizations or by foreign governments or governmental entities (including supra-national organizations such as the World Bank). The value of securities denominated in currencies other than the U.S. dollar will change in response to relative currency values. See "Risk Factors and Certain Investment Techniques -- Foreign Securities" and "-- Currency Exchange Rates."



         The Portfolio invests only in investment grade securities (including foreign securities) rated Baa or higher by Moody's or BBB or higher by S&P, or non-rated securities which the Portfolio Advisor believes to be of comparable quality. Bonds rated Baa by Moody's or BBB by S&P have some speculative characteristics. See "Risk Factors and Certain Investment Techniques."

         The Portfolio's dollar-weighted average maturity will normally be less than one year. However, the Portfolio may invest in fixed-income corporate debt with maturities of greater than twelve months; but, no individual security will have a weighted average maturity (or average life in the case of mortgage backed securities) of greater than five years.


                 RISK FACTORS AND CERTAIN INVESTMENT TECHNIQUES


         Foreign Securities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


         Risks Associated with Emerging Markets Securities. "Emerging markets" securities include the securities of issuers based in some of the world's underdeveloped markets, including Eastern Europe. These typically include countries where per capita GNP is less than $8,355. Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Portfolio's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risk of nationalization, expropriation and confiscatory taxation. The former communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, and in many cases without adequate compensation, and there is no assurance that such expropriation will not occur in the future. In the event of any such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to Portfolio shareholders.


         Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.


         Medium and Lower Rated and Unrated Securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.


         Generally, medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

         The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Portfolio Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. In light of these risks, the Board of Trustees has instructed the Portfolio Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolios to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Portfolio Advisor will consider this event in its determination of whether the Portfolio should continue to hold the securities.


                         ADVISOR AND PORTFOLIO ADVISORS


ADVISOR

         Touchstone Advisors, Inc., located at 311 Pike Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Portfolios. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

         The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Advisor which, in turn, has entered into a portfolio advisory agreement ("Portfolio Agreement") with each Portfolio Advisor selected by the Advisor for the Portfolios. It is the Advisor's responsibility to select, subject to the review and approval of the Board of Trustees of the Trust, portfolio advisors who have distinguished themselves by able performance in their respective areas of expertise in asset management and to review their continued performance.

         Subject to the supervision and direction of the Board of Trustees, the Advisor provides investment management evaluation services principally by performing initial due diligence on prospective Portfolio Advisors and thereafter monitoring Portfolio Advisor performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Portfolio Advisors. In evaluating prospective Portfolio Advisors, the Advisor considers, among other factors, each Portfolio Advisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Advisor has responsibility for communicating performance expectations and evaluations to each Portfolio Advisor and ultimately recommending to the Board of Trustees of the Trust whether the Portfolio Advisor's contract should be renewed, modified or terminated. The Advisor provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Advisor is also responsible for conducting all operations of the Portfolios except those operations subcontracted to the Portfolio Advisors, or contracted by the Trust to the custodian, transfer agent and administrator.


         The Portfolio Advisor of each Portfolio makes all the day-to-day decisions to buy or sell particular portfolio securities. The Emerging Growth Portfolio is managed by two Portfolio Advisors, each managing a portion of the Portfolio's assets. The Advisor will allocate varying percentages of the assets of the Portfolio to each Portfolio Advisor, which percentages will be adjusted from time to time by the Advisor based on its evaluation of each Portfolio Advisor.

         Each Portfolio pays the Advisor a fee for its services that is computed daily and paid monthly at an annual rate equal to the percentage of the value of the average daily net assets of the Portfolio as follows: Value Plus Portfolio - 0.75%; Emerging Growth Portfolio - 0.80%; International Equity Portfolio - 0.95%; Balanced Portfolio - 0.80%; Income Opportunity Portfolio - 0.65%; and Standby Income Portfolio - 0.25%. The investment advisory fee paid by the Value Plus, International Equity, Emerging Growth and Balanced Portfolios is higher than that of most mutual funds.



         The Advisor in turn pays each Portfolio Advisor a fee for its services provided to the Portfolio that is computed daily and paid monthly at an annual rate equal to the percentage specified below of the value of the average daily net assets of the Portfolio:



Value Plus Portfolio
     Fort Washington Investment                  0.45%
     Advisors, Inc.

Emerging Growth Portfolio
     David L. Babson & Company, Inc.             0.50%

     Westfield Capital Management                0.45% on the first $10 million
     Company, Inc.                               0.40% on the next $40 million
                                                 0.35% thereafter

International Equity Portfolio
     BEA Associates                              0.85% on the first $30 million
                                                 0.80% on the next $20 million
                                                 0.70% on the next $20 million
                                                 0.60% thereafter

Balanced Portfolio
     OpCap Advisors                              0.60% on the first $20 million*
                                                 0.50% on the next $30 million*
                                                 0.40% thereafter*

Income Opportunity Portfolio
     Alliance Capital Management L.P.            0.40% on the first $50 million
                                                 0.35% on the next $20 million
                                                 0.30% on the next $20 million
                                                 0.25% thereafter

Standby Income Portfolio
     Fort Washington Investment                  0.15%
     Advisors, Inc.


----------

* Includes assets of the Balanced Portfolio of the Select Advisors Variable Insurance Trust and the Balanced Portfolio of the Select Advisors Portfolio, (a portfolio for which OpCap Advisors also acts in an investment advisory capacity).

         Fort Washington Investment Advisors, Inc. is an affiliate of the Advisor, and shareholders should be aware that the Advisor may be subject to a conflict of interest when making decisions regarding the retention and compensation of Fort Washington and may be subject to such a conflict concerning other particular Portfolio Advisors. However, the Advisor's decisions, including the identity of a Portfolio Advisor and the specific amount of the Advisor's compensation to be paid to the Portfolio Advisor, are subject to review and approval by a majority of the Board of

Trustees and separately by a majority of such Trustees who are not affiliated with the Advisor or any of its affiliates.

CONSULTANT TO THE INVESTMENT ADVISOR




         RogersCasey Sponsor Services, Inc. ("RogersCasey"), located at One Parklands Drive, Darien, Connecticut 06820, has been engaged in the business of rendering portfolio advisor evaluations since 1976. In 1996 RogersCasey was acquired by BARRA, Inc. a leader in risk management analytics. BARRA has provided innovative analytical models, software, and consulting services to clients worldwide since 1975. The staff at RogersCasey is experienced in acting as investment consultants and in developing, implementing and managing multiple portfolio advisor programs. RogersCasey provides asset management consulting services to various institutional and individual clients and provides the Advisor with investment consulting services with respect to development, implementation and management of the Portfolio Trust's multiple portfolio manager program. RogersCasey is employed by and its fees are paid by the Advisor (not by any of the Trusts). As consultant, RogersCasey provides research concerning registered investment advisors to be retained by the Advisor as portfolio advisors, monitors and assists the Advisor with the periodic reevaluation of existing portfolio advisors and makes periodic reports to the Advisor, and the respective Board of Trustees.


PORTFOLIO ADVISORS

         Subject to the supervision and direction of the Advisor and, ultimately, the Board of Trustees, each Portfolio Advisor manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

         The following sets forth certain information about each of the Portfolio Advisors. The individuals employed by the Portfolio Advisor who are primarily responsible for the day-to-day investment management of the Portfolio are named below.


         FORT WASHINGTON INVESTMENT ADVISORS, INC. ("Fort Washington") serves as Portfolio Advisor to the Value Plus Portfolio. Fort Washington is owned by The Western and Southern Life Insurance Company. Fort Washington has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended, ("the Advisers Act"), since 1990. Fort Washington provides investment advisory services to individuals and institutional clients. As of December 31, 1997, Fort Washington had assets under management of $9.0 billion. John C. Holden is primarily responsible for the day-to-day investment management of the Value Plus Portfolio. Mr. Holden (CFA) joined Western and Southern/Fort Washington in May 1997 and is vice President and Senior Portfolio Manager. Mr. Holden previously served as senior portfolio manager with Mellon Private Asset Management in Pittsburgh, senior portfolio manager and investment analyst for Star Bank's Stellar Performance Group in Cincinnati, and senior employee benefit portfolio manager for First Kentucky Trust Company in Louisville. Fort Washington's principal executive offices are located at 420 East Fourth Street, Cincinnati, Ohio 45202.



         DAVID L. BABSON & COMPANY, INC. ("Babson") serves as one of two Portfolio Advisors to the Emerging Growth Portfolio. Babson is an indirect subsidiary of MassMutual Holding Company. Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson provides investment advisory services to individual and institutional clients. As of December 31, 1997, Babson and affiliates had assets under management of $19.7 billion. Eugene
H. Gardner, Jr., Peter C. Schliemann and Lance F. James are primarily responsible for the day-to-day investment management of the portion of the Portfolio's assets allocated to Babson by the Advisor. Mr. Gardner has been with Babson since 1990; Mr. Schliemann has been with Babson since 1979; and Mr. James has been with the firm since 1986. Babson's principal executive offices are located at One Memorial Drive, Cambridge, Massachusetts 02142-1300.



         WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. ("Westfield") serves as the second Portfolio Advisor to the Emerging Growth Portfolio. As of October 31, 1997 Westfield became an indirect, wholly-owned subsidiary of Boston Private Bancorp., Inc. ("BPB"). Westfield has been registered as an investment advisor under the Advisers Act since 1989. Westfield provides investment advisory services to individual and institutional clients. As of December 31, 1996, Westfield had assets under management of $1.4 billion. BPB was established in May 1987. BPB is the parent company of Boston Private Bank & Trust Company, a private bank serving clients in New England with banking and investment products.

         Michael J. Chapman is primarily responsible for the day-to-day investment management of the portion of the Portfolio's assets allocated to Westfield by the Advisor. Mr. Chapman (CFA) has been with Westfield since 1990, after 9 years with Eaton Vance Corporation in Boston, Massachusetts. Westfield's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.



         BEA ASSOCIATES serves as Portfolio Advisor to the International Equity Portfolio. BEA Associates is a New York general partnership and is owned 80% by Credit Suisse Capital Corporation and 20% by CS Advisors Corp., a New York corporation which is a subsidiary of CS Capital. BEA Associates has been registered as an investment advisor under the Advisers Act since 1968. BEA Associates provides investment advisory services to individual and institutional clients. As of December 31, 1997, BEA Associates had assets under management of $34.5 billion. The Portfolio is managed using a team approach headed by William Sterling. Regional portfolio managers include Stephen Swift, Steven Bleiberg and Richard Watt. The Managers have an average of 18 years experience in the industry, ranging from 14 years to 25 years. BEA Associates' principal executive offices are located at 153 East 53rd Street, New York, New York 10022.



         OPCAP ADVISORS ("OpCap") serves as Portfolio Advisor to the Balanced Portfolio. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor whose employees perform all investment advisory services provided to the Portfolio by OpCap. Oppenheimer Capital has operated as an investment advisor since 1968. As of December 31, 1997, Oppenheimer Capital and its subsidiaries had assets under management of $61.5 billion. On November 4, 1997, PIMCO Advisors, L.P. ("PIMCO Advisors") and its affiliates acquired control of Oppenheimer Capital and its subsidiary, OpCap. PIMCO Advisors is a registered investment advisor with $130 billion in assets under management as of December 31, 1997, through various subsidiaries.



         Value Advisors LLC, a limited liability company and a wholly-owned subsidiary of PIMCO Advisors, holds a one-third managing general partner interest in Oppenheimer Capital and a 1.0% general partner interest in OpCap. Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange, owns the remaining two-thirds interest in Oppenheimer Capital. PIMCO Partners G.P. ("PIMCO GP"), general partner of PIMCO Advisors, holds the sole general partner interest in Oppenheimer Capital, L.P.



         PIMCO G.P. owns approximately 42.83% and 66.37% respectively of the total outstanding Class A and Class B units of limited partnership interests of PIMCO Advisors. PIMCO GP is a California general partnership with two general partners. The first of these general partners is Pacific Investment Management Company, which is a California corporation and is wholly owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life"). PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second and managing general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Management Investment Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership").



         The PIMCO Managers are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz II and Lee R. Thomas III.



         PIMCO Advisors is governed by an Operating Board and an Equity Board. The PIMCO Subpartnership has the power to appoint (directly or indirectly) seven of the twelve members of the Operating Board and therefore may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed to control PIMCO Advisors because of direct or indirect power to appoint 25% of the members of the Equity Board. Pacific Life, the PIMCO Managers and the PIMCO Subpartnership disclaim such control.



         Alan Gutmann is primarily responsible for the day-to-day investment management of the equity portion of the Portfolio and Robert J. Bluestone and Matthew Greenwald are primarily responsible for the day-to-day investment management of the fixed-income portion of the Portfolio. Mr. Gutmann joined Oppenheimer Capital in 1991 and is Vice President. Mr. Bluestone joined Oppenheimer Capital in 1986 and is Managing Director. Mr. Greenwald joined Oppenheimer Capital in 1989 and is Vice President. OpCap's principal executive offices are located at Oppenheimer Tower, One World Financial Center, New York, NY 10281.



         ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance") serves as Portfolio Advisor to the Income Opportunity Portfolio. Alliance is owned 8% by its employees and 59% by wholly-owned subsidiaries of The Equitable Life Assurance Society of the United States. The balance of its units are held by the public. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance provides investment advisory services to individual and institutional clients. As of December 31, 1997, Alliance had assets under management of $217 billion. Wayne Lyski and Vicki Fuller are primarily responsible for the day-to-day investment management of the Portfolio. Mr. Lyski has been with Alliance since 1983. Ms. Fuller (CPA) has been with Alliance, and its predecessors, since 1985. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.



         FORT WASHINGTON also serves as Portfolio Advisor to the Standby Income Portfolio. Christopher J. Mahony is primarily responsible for the day-to-day investment management of the Standby Income Portfolio. Mr. Mahony joined Fort Washington in 1994 after eight years of investment experience with Neuberger & Berman.

                   ADDITIONAL RISKS AND INVESTMENT TECHNIQUES


         The following are descriptions of types of securities invested in by the Portfolios, certain investment techniques employed by those Portfolios and risks associated with utilizing either the securities or the investment technique.


         Derivatives. The Portfolios may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Portfolio Advisor will use derivatives only in circumstances where the Portfolio Advisor believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolios may use and some of their associated risks is found below.


         ADRs, EDRs and CDRs. ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Portfolios. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.


         Fixed-Income and Other Debt Instrument Securities. Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage related securities including government stripped mortgage related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Shareholders also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

         Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Portfolio Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

         Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.


         U.S. Government Securities. Each Portfolio may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.


         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.


         Mortgage Related Securities. Each Portfolio may invest in mortgage related securities. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.


         Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

         Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Advisor, the investment restriction limiting a Portfolio's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

         Stripped Mortgage Related Securities. These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolio will invest in stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Portfolio Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Portfolio.


         Investing in stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities. See "Mortgage Related Securities" above. In addition, the yields on stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage related securities and increasing the yield to maturity on principal-only stripped mortgage related securities. Sufficiently high prepayment rates could result in a Portfolio not fully recovering its initial investment in an interest-only stripped mortgage related security. Under current market conditions, the Portfolio expects that investments in stripped mortgage related securities will consist primarily of interest-only securities. Stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a stripped mortgage related security at a time when it wishes to do so. The Portfolio will acquire stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Portfolios will treat government stripped mortgage related securities and privately-issued mortgage related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.


         Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


         Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Portfolio may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Portfolio to supply additional cash to the borrower on demand at the time when a Portfolio would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

         These instruments will be considered illiquid securities and so will be limited, along with a Portfolio's other illiquid securities, to not more than 15% of the Portfolio's net assets.


         Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Portfolios may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."


         In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Portfolio's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Portfolio Advisor, as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

         All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Portfolio's other illiquid securities, to 15% of that Portfolio's net assets.


         Custodial Receipts. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.


         When-Issued and Delayed-Delivery Securities. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

         Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.


         Repurchase Agreements. Each of the Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio Advisor, acting under the supervision of the Advisor and the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").


         Reverse Repurchase Agreements and Forward Roll Transactions. The Portfolios may enter into reverse repurchase agreements and forward roll transactions. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Portfolio enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Portfolio for purposes of the limitations described in "Certain Investment Restrictions" below and in the Trust's Statement of Additional Information.


         Lending Portfolio Securities. Each Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.


         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Trust have adopted a policy that the International Equity Portfolio may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security unless to do so would not be in the best interests of shareholders.


         Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities. Each Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the

Portfolio's 15% limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Portfolio Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Portfolio Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Portfolio's illiquidity could be increased and the Portfolio could be adversely affected.

         No Portfolio will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).


         Temporary Investments. For temporary defensive purposes during periods when the Portfolio Advisor of a Portfolio believes, in consultation with the Advisor, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.


         In addition, for the same purposes the Portfolio Advisor of the International Equity Portfolio may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Portfolio Advisor to be of equivalent quality. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.


         Futures Contracts and Related Options. Each Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Portfolio Advisor that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.


         No Portfolio will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Portfolio will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Portfolio will buy calls with a value exceeding 5% of its total assets.

         A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

         A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Portfolio Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.


         Options on Foreign Currencies. Each Portfolio that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on currency when the Portfolio Advisor anticipates that the currency will appreciate in value.


         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-rated currency options. The Portfolio's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.


         Options on Stock. Each Portfolio which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Portfolio owns the underlying stock sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock.


         To close out a position when writing covered options, a Portfolio may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased.


         Options on Securities Indexes. Each Portfolio may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Portfolios which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

         Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

         To the extent permitted by U.S. federal or state securities laws, the International Equity Portfolio may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Portfolio of options on security indexes will be subject to the Portfolio Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.


         Forward Currency Contracts. Each Portfolio that may invest in foreign currency-denominated securities may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract.


         In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See the Statement of Additional Information for further information concerning forward currency contracts.


         Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

CERTAIN INVESTMENT RESTRICTIONS


         The Trust, on behalf of each Portfolio, has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. The following are summaries of these restrictions; see the Statement of Additional Information for the full text of these restrictions. Among other restrictions, each Portfolio may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, or acquire more than 10% of the outstanding voting securities of any one issuer, except U.S. Government securities. In addition, no Portfolio may invest more than 25% of its total assets in securities of issuers in any one industry. Each Portfolio may borrow money as a temporary measure from banks in an aggregate amount not exceeding one-third of the value of the Portfolio's total assets. Reverse repurchase agreements and forward roll transactions involving mortgage related securities will be aggregated with bank borrowings for purposes of this calculation. No Portfolio may purchase securities while borrowings exceed 5% of the value of the Portfolio's total assets. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity, and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market, such as certain Rule 144A securities, are deemed not illiquid for this purpose. No Portfolio may invest more than 10% of its assets in restricted securities (excluding Rule 144A securities). See "Risk Factors and Certain Investment Techniques -- Illiquid Securities" and "-- Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities."


PORTFOLIO TURNOVER


         No Portfolio, other than the Standby Income Portfolio will trade in securities for short term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year. For the last two fiscal years ended December 31, 1997 and 1996 the annual turnover rate of each of the following Portfolio's was: Emerging Growth Portfolio - __% and 89%; International Equity Portfolio - __% and 90%; Balanced Portfolio - __% and 75%; Income Opportunity Portfolio - __% and 213%; and Standby Income Portfolio - __% and 143%, respectively. It is expected that the annual portfolio turnover rate for the Value Plus Portfolio will be between 50% and 100%. The portfolio turnover rate of the Income Opportunity Portfolio in fiscal 1996 reflects the decision of the Portfolio's Portfolio Advisor to invest a greater portion of the Portfolio's assets in high yield, domestic bonds and a corresponding liquidation of a portion of the Portfolio's position in debt securities of issuers located in emerging markets. A portfolio turnover rate of approximately 100% may be higher than those of other funds. A Portfolio with a higher portfolio turnover rate will have higher brokerage transaction expenses and a higher incidence of realized capital gains or losses. See "Taxation" and "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.


                        PURCHASE AND REDEMPTION OF SHARES


OPENING AN ACCOUNT

         Since you may not purchase a Portfolios' shares directly, you should read the prospectus of the insurance company's separate account to obtain instructions for purchasing a variable annuity contract.

SHARE PRICE

         The term "net asset value" or NAV refers to the worth of one share. The NAV is computed by adding the value of each Portfolio's investments, cash and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Each Portfolio is open for business each day the New York Stock Exchange Inc. ("NYSE") is open. The price of one share is its NAV which is normally calculated at the close of regular trading on the NYSE (usually 4:00 p.m. New York time).

INVESTMENTS

         Investments in a Portfolio may be made only through separate accounts established and maintained by insurance companies for the purpose of funding variable contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in a variable annuity contract, and how to direct your investments into subaccounts which invest in the corresponding Portfolios.

         Investments by separate accounts in each Portfolio are expressed in terms of full and fractional shares of each Portfolio. All investments in the Portfolios are credited to an insurance company's separate account immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV calculated after an order is received and accepted by a Portfolio.

         The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of a Portfolio.

REDEMPTIONS

         Shares of any Portfolio may be redeemed by the insurance company to make benefit or surrender payments on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request has been accepted by a Portfolio. Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than 7 days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.


                                 NET ASSET VALUE


         Each Portfolio's net asset value per share is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. Net asset value per share is determined as of the close of regular trading on the NYSE (usually 4:00 p.m. New York time) and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. The net asset value of each Portfolio is determined as of the close of regular trading on the NYSE on each day on which the NYSE is open for trading, by deducting the amount of the Portfolio's liabilities from the value of its assets.

         Generally, a Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Board of Trustees.

         Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. All short term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) which the Board of Trustees has determined represents fair value. An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price.



         An option that is purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market rises or falls the maximum allowed amount with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

         All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees.


         In carrying out the valuation policies of the Board of Trustees, independent pricing services may be consulted. Further information regarding the valuation policies is contained in the Statement of Additional Information.


                             MANAGEMENT OF THE TRUST


BOARD OF TRUSTEES

         Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust. See "Management of the Trust" in the Statement of Additional Information for more information about the Trustees and officers of the Trust.

SPONSOR

         Touchstone Advisors, as sponsor to the Trust (the "Sponsor"), pursuant to an agreement (the "Sponsor Agreement") provides oversight of the various service providers to the Trust, including the Trust's Administrator, Custodian and Transfer Agent. As Sponsor to the Trust, Touchstone Advisors reserves the right to receive a sponsor fee from each Portfolio equal on an annual basis to 0.20% of the average daily net assets of that Portfolio for its then-current fiscal year. The Sponsor Agreement may be terminated by the Sponsor at the end of any calendar quarter or by the Trust on not less than 30 days prior written notice. The Sponsor has advised the Trust that it will waive all fees under the Sponsor Agreement through April 30, 1998.


ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT


         Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as administrator, fund accounting agent, custodian and transfer agent for the Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.


         As administrator and fund accounting agent, Investors Bank provides, on behalf of the Trust and its Portfolios, accounting, clerical and bookkeeping services; the daily calculation of net asset values and unit values; corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the Securities and Exchange Commission. Investors Bank also provides personnel to serve as certain officers of the Trust.

         As custodian, Investors Bank holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. As transfer agent, Investors Bank is responsible for the issuance and redemption of shares and the establishment and maintenance of shareholder accounts for the Trust and its Portfolios.


         For its services as administrator and fund accounting agent, the Trust pays fees to Investors Bank, which are computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Portfolios and Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees. As compensation for its services as custodian to the Trust, Investors Bank receives fees, computed and paid monthly, in the aggregate, of 0.03% on an annual basis of the average daily net assets of all the Portfolios and Funds for which Investors Bank acts as custodian up to $500 million and 0.02% on an annual basis of such average daily net assets for the next $500 million and 0.01% on an annual basis of such average daily net assets which exceed $1 billion. As compensation for its services as transfer agent, each Portfolio pays Investors Bank $5,000 annually.

ALLOCATION OF EXPENSES OF THE PORTFOLIOS


         Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Advisor, the Portfolio Advisors and the Administrator. Included among a Portfolio's expenses are: costs incurred in connection with its organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. Pursuant to the Sponsor Agreement, the Sponsor has agreed to waive or reimburse certain fees and expenses of each Portfolio such that after such waivers and reimbursements, the aggregate Operating Expenses of each Portfolio (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Portfolio's expense cap (the "Expense Cap"). Each Portfolio's Expense Cap is as follows: Value Plus Portfolio - 1.15%; Emerging Growth Portfolio - 1.15%; International Equity Portfolio - 1.25%; Balanced Portfolio -
 .90%; Income Opportunity Portfolio - .85%; and Standby Income Portfolio - .50%. An Expense Cap may be terminated with respect to a Portfolio upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after December 31, 1998.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

         Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the Standby Income Portfolio will be declared daily and paid monthly. Shareholders of that Portfolio receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the Income Opportunity Portfolio are declared and paid monthly. Dividends attributable to the net investment income of the Value Plus Portfolio and the Balanced Portfolio are declared and paid quarterly. Dividends attributable to the net investment income of the Emerging Growth Portfolio and International Equity Portfolio are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually.

TAXES

         Because each Portfolio is treated as a separate entity for federal income tax purposes, the amounts of net income and net realized capital gains subject to tax will be determined separately for each Portfolio (rather than on a Trust-wide basis).

         Each Portfolio separately intends to qualify each year as a regulated investment company for federal income tax purposes.

         A regulated investment company will not be subject to federal income tax on its net income and its capital gains that it distributes to shareholders, so long as it meets certain overall distribution requirements and other conditions under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to satisfy these overall distribution requirements and any other required conditions. In addition, each Portfolio is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. The Trust intends to have each Portfolio pay additional dividends and make additional distributions as are necessary in order to avoid application of the excise tax, if such payments and distributions are determined to be in the best interest of the Portfolio's shareholders. Dividends both declared by a Fund and payable to shareholders of record on a date in October, November or December of a year are considered for tax purposes received by the shareholder and paid by the fund in the year declared, even if the actual payment date is in January of the following year.


         Dividends declared by a Portfolio of net income and distributions of a Portfolio's net realized short term capital gains (including short-term gains from Portfolio investments in tax exempt obligations) will be taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions by a Portfolio of net realized long term capital gains (including long term gains from Portfolio investments in tax exempt obligations) will be taxable to shareholders as long term capital gains for federal income tax purposes, regardless of how long a shareholder has held his Portfolio shares and whether the distributions are received in cash or reinvested in additional shares.


         A portion of the dividends paid by the Portfolios will not qualify for the dividend received deduction for corporations. As a general rule, dividends paid by a Portfolio, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividend received deduction for corporations.

         Some states, if certain asset and diversification requirements are satisfied, permit shareholders to treat their portions of a Portfolio's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. Government securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

         Net income or capital gains earned by a Portfolio investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolios' assets to be invested within various countries is not known. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Trust anticipates that the International Equity Portfolio will qualify for and make this election in most, but not necessarily all, of its taxable years. If a Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, a Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, if appropriate, various written notices after the close of the Portfolios' taxable year with respect to certain foreign taxes paid by the Portfolios and certain dividends and distributions that were, or were deemed to be, received by shareholders from the Portfolios during the Portfolios' prior taxable year.


                          PERFORMANCE OF THE PORTFOLIOS


PERFORMANCE

         EACH PORTFOLIO'S PERFORMANCE MAY BE QUOTED IN ADVERTISING IN TERMS OF YIELD AND TOTAL RETURN IF ACCOMPANIED BY PERFORMANCE OF THE INSURANCE COMPANY'S SEPARATE ACCOUNT. Performance is based on historical results and not intended to indicate future performance.

YIELD

         For the Income Opportunity Portfolio, the Balanced Portfolio and the Standby Income Portfolio, from time to time, the Trust may advertise the 30-day "yield." The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

TOTAL RETURN


         From time to time, the Trust may advertise a Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). When considering average total return figures for periods longer than one year, shareholders should note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.



         A Portfolio also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share price, the effect of the maximum sales charge during the period and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). A Portfolio may also quote non-standardized total return figures, such as non-annualized figures or figures that do not reflect the maximum sales charge (provided that these figures are accompanied by standardized total return figures calculated as described above).


GENERAL

         It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes in more detail the method used to determine a Portfolio's yield and total return.

RATING INDEXES

         In reports or other communications to shareholders or in advertising material, a Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities, such as the S&P 500, the Dow Jones Industrial Average or the Frank Russell indexes. The performance information also may include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized.

         YIELDS AND TOTAL RETURNS FOR THE PORTFOLIOS INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. SINCE SHARES OF THE PORTFOLIOS MAY ONLY BE PURCHASED THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.


                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share). The Trust currently consists of six series of shares. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a series. Each share represents an equal proportionate interest in a series with each other share. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.



         The Trust is not required to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders for the purpose of removing one or more Trustees. Upon liquidation of a Portfolio, shareholders of that Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.


         The Trust was organized on November 9, 1994 as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


         When matters are submitted for shareholder vote or when shareholders are asked to provide voting instructions, shareholders of each Portfolio will have one vote for each full share held and proportionate, fractional vote for fractional shares held. A separate vote of each Portfolio is required on any matter affecting the Portfolio unless the interests of each Portfolio in the matter are identical or the matter does not affect the interest of the Portfolio. Shareholders of a Portfolio are not entitled to vote or to provide voting instructions on matters that do not affect the Portfolio and do not require a separate vote of the Portfolio.


         There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trust's Trustees holding office have been elected by shareholders, at which time the Trust's Trustees then in office will call a shareholder's meeting for the election of trustees. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.


         The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolios.

                                    APPENDIX
                        BOND AND COMMERCIAL PAPER RATINGS


         Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P'S BOND RATINGS

         AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

         A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1. The rating C1 is reserved for income bonds on which no interest is being paid.

         D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P'S COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

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                                      A-4

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                                      A-5

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                                      A-6

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

IFS0020G
                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                     MAY 1, 1998


SELECT ADVISORS VARIABLE INSURANCE TRUST

-Touchstone Value Plus Portfolio

-Touchstone Emerging Growth Portfolio
-Touchstone International Equity Portfolio
-Touchstone Balanced Portfolio
-Touchstone Income Opportunity Portfolio
-Touchstone Standby Income Portfolio


          Select Advisors Variable Insurance Trust (the "Trust") is composed of six funds: Value Plus Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio and Standby Income Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). The Trust is an open-end, diversified, management investment company formed as a Massachusetts business trust.


          Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Portfolio. The specific investments of each Portfolio are managed on a day-to-day basis by their respective portfolio advisors (collectively, the "Portfolio Advisors"). Investors Bank & Trust Company ("Investors Bank" or the "Administrator") serves as administrator and fund accounting agent to each Portfolio.


         The Prospectus dated May 1, 1998, provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Portfolio for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.









                            TOUCHSTONE ADVISORS, INC.
                      INVESTMENT ADVISOR OF EACH PORTFOLIO



311 Pike Street                 Cincinnati, Ohio                  (800) 669-2796

                                TABLE OF CONTENTS


                                                                            PAGE

INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS....................   3

PERFORMANCE INFORMATION....................................................  17

VALUATION OF SECURITIES; REDEMPTION IN KIND................................  19

MANAGEMENT OF THE TRUST....................................................  20

ORGANIZATION OF THE TRUST..................................................  25

TAXATION...................................................................  25

FINANCIAL STATEMENTS.......................................................  28

             INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS

                              INVESTMENT OBJECTIVES

         The investment objective(s) of each Portfolio is described in the Prospectus. There can be no assurance that any Portfolio will achieve its investment objective(s).

             INVESTMENT POLICIES, PRACTICES, RESTRICTIONS AND RISKS

         The following provides additional information about the investment policies employed by one or more Portfolios. Please refer to the Prospectus for information as to which investment techniques are employed by which Portfolio.

         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix to the Prospectus.

         LOWER-RATED DEBT SECURITIES. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

         The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         In considering investments for the Portfolio, the Portfolio Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Portfolio Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio.


         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


         Each Portfolio Advisor will monitor the liquidity of Rule 144A securities in each Portfolio's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Portfolio Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Portfolio's shareholders.


         LENDING OF PORTFOLIO SECURITIES. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower;
(ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

         OPTIONS ON SECURITIES. The respective Portfolios may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         When a Portfolio writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Portfolio's custodian or by placing liquid securities in a segregated account at the Portfolio's custodian. When a Portfolio writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Portfolio's custodian.

         A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Portfolio Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Board of Trustees.

         OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Portfolio Advisor believes the option can be closed out.

         Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor and the respective Portfolio Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Portfolio Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When a Portfolio writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Portfolio's custodian.

         OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Certain Portfolios intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian.

         Certain Portfolios also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


Futures Contracts and Options on Futures Contracts

         GENERAL. The successful use of such instruments draws upon the Portfolio Advisor's skill and experience with respect to such instruments and usually depends on the Portfolio Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


         FUTURES CONTRACTS. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.


         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         When a Portfolio enters into a futures contract for any purpose, the Portfolio will establish a segregated account with the Portfolio's custodian to collateralize or "cover" the Portfolio's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Portfolio Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each applicable Portfolio Advisor believes that use of such contracts will benefit the respective Portfolio, if the Portfolio Advisor's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

         FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Portfolios from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Portfolio Advisor's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolio Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Portfolio's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into forward currency contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation
("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.


         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.


Rating Services


         The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Portfolio Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but a Portfolio Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectus is set forth in the Appendix to the Prospectus. Investment Restrictions


                           INVESTMENT RESTRICTIONS


         The following investment restrictions are "fundamental policies" of each Portfolio and may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

         As a matter of fundamental policy, no Portfolio may:

         (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

         (2) underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

         (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) with respect to 75% of its total assets taken at market value, invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer.

         ADDITIONAL RESTRICTIONS. Each Portfolio (or the Trust, on behalf of each Portfolio) will not as a matter of "operating policy" (changeable by the Board of Trustees without a shareholder vote):

(i) borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)      invest for the purpose of exercising control or management;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's Board of Trustees have determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;



(viii) invest more than 10% of the Portfolio's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Portfolio's Board of Trustees);


(ix) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);


(xi) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets;


(xii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and


(xiii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
         (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Portfolio Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Portfolio Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Portfolio Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Portfolio Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Portfolio, the Portfolio Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Portfolio Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Portfolio Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Portfolio Advisor may use this research information in managing a Portfolio's assets, as well as the assets of other clients.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Portfolio Advisors may consider sales of shares of the Trust or the Portfolio Advisor as a factor in the selection of broker-dealers to execute portfolio transactions. The Portfolio Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.


         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


         Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the corresponding Portfolio Advisor, it is the opinion of the management of the Portfolios that such information is only supplementary to the Portfolio Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Portfolio Advisor's staff. Such information may be useful to the Portfolio Advisor in providing services to clients other than the Portfolios, and not all such information is used by the Portfolio Advisor in connection with the Portfolios. Conversely, such information provided to the Portfolio Advisor by brokers and dealers through whom other clients of the Portfolio Advisor effect securities transactions may be useful to the Portfolio Advisor in providing services to the Portfolios.

         In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the respective Portfolio Advisor's other clients. Investment decisions for a Portfolio and for the Portfolio Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

         The Portfolios paid the following brokerage commissions for the periods indicated:

                     Emerging Growth  International Equity                     Income Opportunity    Standby Income
      Aggregate         Portfolio          Portfolio       Balanced Portfolio       Portfolio           Portfolio
     Commission

 For the Year
 Ended 12/31/97

 For the Year
 Ended 12/31/96           $8,834            $37,164             $5,732                 $0                  $0

 For the Year Ended       $2,204            $15,378             $2,043                 $0                  $0
 12/31/95






                             PERFORMANCE INFORMATION


         From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

         YIELD: Yields for a Portfolio used in advertising are computed by dividing the Portfolio's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Portfolio's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Income calculated for the purposes of calculating a Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Portfolio may differ from the rate of distributions of the Portfolio paid over the same period or the rate of income reported in the Portfolio's financial statements. For the 30-day period ended December 31, 1997, the Portfolio's yields were as follows: Income Opportunity Portfolio ___%, Balanced Portfolio ___%, Standby Income Portfolio ___%. The Standby Income Portfolio's 7-day yield for the period ended
         December 31, 1997 was     %.

         TOTAL RETURN: A Portfolio's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Portfolio may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance.

                         Emerging Growth  International Equity                         Income Opportunity   Standby Income
      AVERAGE               Portfolio           Portfolio        Balanced Portfolio         Portfolio           Portfolio
       ANNUAL
    TOTAL RETURN
 For the Year Ended
 12/31/97

 For the Period 11/21/94*
 to 12/31/97


       AGGREGATE
      TOTAL RETURN

 For the Year Ended -
 12/31/97

 For the Period 11/21/94*
 to 12/31/97


------------
*  Commencement of operations


         Any total return quotation provided for a Portfolio should not be considered as representative of the performance of the Portfolio in the future since the net asset value of shares of the Portfolio will vary based not only on the type, quality and maturities of the securities held in the Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Portfolio to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.






         In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Portfolios may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Portfolio's performance made by independent sources may also be used in advertisements concerning the Portfolio. Sources for a Portfolio's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Portfolio Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of the value of restricted securities are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

             type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Portfolio Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Portfolio's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.


         Each investor in a Portfolio, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business. As of the close of regular trading on the NYSE on each such day, the value of each investor's interest in a

Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading of the NYSE on the following day the NYSE is open for trading.


                             MANAGEMENT OF THE TRUST

         The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is 311 Pike Street, Cincinnati, Ohio 45202. The Trustees and officers of the Trust also serve in the same positions with the Select Advisors Portfolios, Select Advisors Trust A and Select Advisors Trust C.

                              TRUSTEES OF THE TRUST


         *EDWARD G. HARNESS, JR. (age 49) -- Chairman of the Board of Trustees, President and Chief Executive Officer; Director, President and Chief Executive Officer, Touchstone Advisors, Inc. (since February, 1994); Director, Chief Executive Officer, Touchstone Securities, Inc. (since October, 1991); President, Touchstone Securities, Inc. (since March, 1996); President, IFS Financial Services, Inc. (since January, 1991); President, IFS Systems, Inc. (since August, 1991).



         *WILLIAM J. WILLIAMS (age 82) -- Trustee; Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since March, 1984); Chief Executive Officer, The Western and Southern Life Insurance Company (from March, 1984 to March, 1994). His address is 400 Broadway, Cincinnati, OH 45202.



         JOSEPH S. STERN, JR., (age 80) -- Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati. His address is 3 Grandin Place, Cincinnati, OH 45208.



         PHILLIP R. COX (age 50) -- Trustee; President and Chief Executive Officer, Cox Financial Corp. (since 1972); Director, Federal Reserve Bank of Cleveland; Director, Cincinnati Bell, Inc.; Director, PNC Bank; Director, Cinergy Corporation. His address is 105 East Fourth Street, Cincinnati, OH 45202.



         ROBERT E. STAUTBERG (age 63) -- Trustee; Retired Partner and Director, KPMG Peat Marwick; Chairman of the Board of Trustees, Good Samaritan Hospital. His address is 4815 Drake Road, Cincinnati, OH 45243.



         DAVID POLLAK (age 80) -- Trustee; President, The Ultimate Distributing Company (1986-1993); Director Emeritus, Fifth Third Bank. His address is 1313 Kemper Road, Suite 111, Cincinnati, OH 45246.


                              OFFICERS OF THE TRUST

         Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.


         JAMES J. VANCE (age 37) -- Treasurer; Treasurer, Western-Southern Life Insurance Company (since January, 1994); Corporate Financing Manager, Eastman Kodak Company (June, 1988 to December, 1993). His address is 400 Broadway, Cincinnati, OH 45202.

         EDWARD S. HEENAN (age 54) - Treasurer; Vice President and Controller, Touchstone Advisors, Inc. (since December, 1993); Director, Controller, Touchstone Securities, Inc. (since October, 1991); Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987). His address is 400 Broadway, Cincinnati, OH 45202.


         ANDREW S. JOSEF (age 34) - Secretary; Director, Legal Administration, Investors Bank & Trust Company ("Investors Bank") (since May, 1997); Senior Associate, Sullivan & Worcester LLP (November, 1995 to May, 1997); Associate, Goodwin, Proctor & Hoar (January, 1993 to November, 1995); Associate, Simpson Thacher & Bartlett (prior to 1993). His address is 200 Clarendon Street, Boston, MA 02116.


         SUSAN C. MOSHER (age 43) -- Assistant Secretary; Director, Legal Administration, Investors Bank (since August, 1995); Associate Counsel, 440 Financial Group of Worcester, Inc. (January, 1993 to August, 1995); Partner, Gallagher, Callahan & Gartrell, P.A. (prior to September, 1992). Her address is 200 Clarendon Street, Boston, Massachusetts 02116.


         KEVIN M. CONNERTY (age 34) -- Assistant Treasurer; Director, Fund Administration - Reporting and Compliance, Investors Bank (since October, 1992); Assistant Manager of Financial Reporting, The Boston Company (prior to October,
1992). His address is 200 Clarendon Street, Boston, Massachusetts 02116.


         PAUL J. JASINSKI (age 51) -- Assistant Treasurer; Managing Director, Fund Administration, Investors Bank (since July, 1985). His address is 200 Clarendon Street, Boston, Massachusetts 02116.




         Ms. Mosher and Messrs. Josef, Connerty and Jasinski also hold similar positions for other investment companies for which Investors Bank serves as administrator.


         No director, officer or employee of the Advisor, the Portfolio Advisors, the Administrator or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, Select Advisors Portfolios, Select Advisors Trust A and Select Advisors Trust C (the "Fund Complex") pay, in the aggregate, each Trustee who is not a director, officer or employee of the Advisor, the Portfolio Advisors, the Administrator or any of their affiliates an annual fee of $5,000, respectively, plus $1,000, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses. The following table reflects Trustee fees paid for the year ended December 31, 1997.

                           TRUSTEE COMPENSATION TABLE


NAME OF                  AGGREGATE              TOTAL COMPENSATION
PERSON AND              COMPENSATION        FROM TRUST AND FUND COMPLEX
POSITION                 FROM TRUST               PAID TO TRUSTEES
Joseph S. Stern, Jr.     $                             $
Trustee

Phillip R. Cox           $                             $
Trustee

Robert E. Stautberg      $                             $
Trustee

David Pollak             $                             $
Trustee



         As of March 31, 1998, the Trustees and officers of the Trust owned in the aggregate less than __% of the shares of any Portfolio or the Trust (all series taken together).


       ADVISOR, PORTFOLIO ADVISORS, ADMINISTRATOR, FUND ACCOUNTING AGENT,
                          CUSTODIAN AND TRANSFER AGENT

                                     ADVISOR

         Touchstone Advisors provides service to each Portfolio pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Portfolio Advisor, reviewing and evaluating the performance of each Portfolio Advisor and determining whether or not any Portfolio Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable, with respect to a Portfolio without penalty on not more than 60 days' nor less than 30 days' written notice by (1) the Trust when authorized either by (a) in the case of a Portfolio, a majority vote of the Portfolio's shareholders or (b) a vote of a majority of the Board of Trustees or (2) the Advisor. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolios, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


         The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

         For the periods indicated, each Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of each Portfolio.


                       Emerging Growth   International Equity                        Income Opportunity   Standby Income
                          Portfolio           Portfolio         Balanced Portfolio        Portfolio          Portfolio
 Rate                         0.80%              0.95%                 0.80%*                0.65%               0.25%

 For the Year Ended
 December 31, 1997

 For the Year Ended        $28,916            $62,256               $29,360               $27,962             $17,132
 December 31, 1996

 For the Year Ended        $18,059            $45,830               $16,874               $13,754             $13,198
 December 31, 1995


------------
*  Prior to May, 1997 the rate was 0.70%.



         For the periods indicated, the Advisor has voluntarily agreed to reimburse each Portfolio the following amounts:


                       Emerging Growth   International Equity                        Income Opportunity   Standby Income
                          Portfolio           Portfolio         Balanced Portfolio        Portfolio          Portfolio
For the Year Ended
December 31, 1997

For the Year Ended         $ 70,043           $103,586              $ 68,161              $ 77,994            $ 57,820
December 31, 1996

For the Year Ended         $ 53,734           $107,717              $ 56,860              $ 52,598            $ 54,343
December 31, 1995




                               PORTFOLIO ADVISORS

         The Advisor has, in turn, entered into a portfolio advisory agreement (each, a "Portfolio Agreement") with each Portfolio Advisor selected by the Advisor for a Portfolio. Under the direction of the Advisor and, ultimately, of the Board of Trustees, each Portfolio Advisor is responsible for making all of the day-to-day investment decisions for the respective Portfolio (or portion of a Portfolio).

Each Portfolio Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Portfolio Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

       ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

         Pursuant to Administration and Fund Accounting Agreements, Investors Bank supervises the overall administration of the Trust, including but not limited to, accounting, clerical and bookkeeping services; daily calculation of net asset values and unit values; preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations. Investors Bank also provides persons to serve as officers of the Trust. As custodian, Investors Bank holds cash, securities and other assets of the Trust and as transfer agent, Investors Bank maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust.

         The Trust's Prospectus contains a description of fees payable to Investors Bank for its services as administrator, fund accounting agent, custodian and transfer agent.

         Prior to December 1, 1996, Signature Financial Services, Inc. ("Signature") served as administrator and fund accounting agent to the Trust.

         The Portfolios incurred the following administrative and fund accounting fees for the periods indicated:


                        Emerging Growth   International Equity                        Income Opportunity   Standby Income
                           Portfolio           Portfolio         Balanced Portfolio        Portfolio          Portfolio
 For the Year Ended
 12/31/97

 For the Year Ended         $27,620              $28,589              $29,793               $27,265            $27,061
 12/31/96*

 For the Year Ended         $28,035              $33,909              $30,059               $27,169            $28,485
 12/31/95


-----------
* Includes administrative and fund accounting fees paid to Signature and to Investors Bank




         Each of the Administration, Fund Accounting, Custodian and Transfer Agency Agreements (collectively, the "Agreements") provide that neither Investors Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for willful misfeasance, bad faith or negligence (gross negligence in respect of the Custodian Agreement) in the performance of its or their duties or by reason of disregard (reckless disregard in respect of the Custodian Agreement) of its or their obligations and duties under the Agreements.


          Each Agreement may not be assigned without the consent of the non-assigning party, and may be terminated after its initial term, with respect to a Portfolio, without penalty by majority vote of the shareholders of the Portfolio or by either party on not more than 60 days' written notice.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Frost & Jacobs LLP, 2500 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202-5715, serves as counsel to the Trust and each Portfolio. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, acts as independent accountants of the Trust and each Portfolio, providing audit services, tax return preparation and assistance and consultation in connection with the review of filings with the SEC.

                            ORGANIZATION OF THE TRUST

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                                    TAXATION

         The Trust intends to qualify annually and to elect each Portfolio to be treated as a regulated investment company under the Code.


         To qualify as a regulated investment company, each Portfolio must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.


         As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Portfolio must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

         FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Portfolio's assets to be invested in various countries will vary.

         If a Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the investing entities' shareholders and such investing entities' shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such investor will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

         The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                                  DISTRIBUTIONS

         Dividends paid out of the Portfolio's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Portfolio's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Portfolio on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

                            FOREIGN WITHHOLDING TAXES

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               BACKUP WITHHOLDING

         A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                                 OTHER TAXATION

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Portfolio is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

                         TAXATION OF VARIABLE CONTRACTS

         For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

         Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

         Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

                              FINANCIAL STATEMENTS

        The following financial statements for the Trust at and for the fiscal periods indicated are incorporated herein by reference from their current reports to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

SELECT ADVISORS VARIABLE INSURANCE TRUST


        Schedule of Investments, December 31, 1997
        Statement of Assets and Liabilities, December 31, 1997
        Statement of Operations, for the year ended December 31, 1997
        Statement of Changes in Net Assets for the years ended December 31, 1997 and December 31, 1996
        Financial Highlights
        Notes to Financial Statements
        Report of Independent Accountants

                                     SELECT ADVISORS VARIABLE INSURANCE TRUST
                                     - TOUCHSTONE VALUE PLUS PORTFOLIO
                                     - TOUCHSTONE EMERGING GROWTH PORTFOLIO
                                     - TOUCHSTONE INTERNATIONAL EQUITY PORTFOLIO
                                     - TOUCHSTONE BALANCED PORTFOLIO
INVESTMENT ADVISOR                   - TOUCHSTONE INCOME OPPORTUNITY PORTFOLIO
                                     - TOUCHSTONE STANDBY INCOME PORTFOLIO
Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, Ohio  45202



ADMINISTRATOR, FUND ACCOUNTING
AGENT, CUSTODIAN AND TRANSFER AGENT


Investors Bank & Trust Company       STATEMENT OF ADDITIONAL INFORMATION
200 Clarendon Street
Boston, Massachusetts 02116                                  MAY 1, 1998



INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109


LEGAL COUNSEL

Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


         (a) FINANCIAL STATEMENTS INCLUDED IN PART A

         FOR THE REGISTRANT (except for Value Plus Portfolio):

         Financial Highlights


FINANCIAL STATEMENTS INCLUDED IN PART B

         FOR THE REGISTRANT (except for Value Plus Portfolio):


         Schedule of Investments, December 31, 1997
         Statement of Assets and Liabilities, December 31, 1997
         Statement of Operations, for the year ended December 31, 1997 Statement of Changes in Net Assets, for the years ended
         December 31, 1997 and December 31, 1996
         Financial Highlights
         Notes to Financial Statements
         Report of Independent Accountants



         (b) EXHIBITS:


(1A)   Amended Declaration of Trust of the Trust.(3)

(1B)   Amendment to the Amended Declaration of Trust of the Trust.(5)

(2)    Amended By-Laws of the Trust.(3)

(3)    Inapplicable.

(4)    Inapplicable.


(5A)   Investment Advisory Agreement.(5)



(5B)   Amendment No. 1 to Investment Advisory Agreement.(5)



(5C)   Form of Amendment No.2 to Investment Advisory Agreement.(5)



(5D)   Form of Portfolio Advisory Agreement with respect to Value Plus
       Portfolio.(5)



(5E)   Portfolio Advisory Agreements with respect to Emerging Growth
       Portfolio.(3)



(5F) Portfolio Advisory Agreement with respect to International Equity Portfolio.(3)



(5G)   Portfolio Advisory Agreement with respect to Balanced Portfolio.(5)



(5H)   Portfolio Advisory Agreement with respect to Income Opportunity

     Portfolio.(3)



(5I) Portfolio Advisory Agreement with respect to Standby Income
     Portfolio.(3)


(6)  Inapplicable.

(7)  Inapplicable.

(8)  Custody Agreement.(2)

(9A) Administration Agreement.(4)

(9B) Sponsor Agreement.(2)

(9C) Transfer Agency Agreement.(4)

(9D) Fund Accounting Agreement.(4)

(10) Opinion of counsel.(2)


(11) Consent of independent accountants.(5)


(12) Inapplicable.

(13) Investment letter of initial shareholders.(2)

(14) Inapplicable.

(15) Inapplicable.

(16) Method of computation of performance information.(2)

(17) Powers of Attorney.(5)



(27) Financial Data Schedules.(5)


1 Incorporated herein by reference from this registration statement of the Registrant on Form N-1A (the "Registration Statement") as originally filed with the Securities and Exchange Commission (the "SEC") on March 17, 1994.

2 Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on November 14, 1994.

3 Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via Edgar on April 29, 1996.

4 Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via Edgar on February 28, 1997.

5. Filed herein.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

Inapplicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


      TITLE OF CLASS                          NUMBER OF RECORD HOLDERS
                                              (as of February 10, 1998)

      Emerging Growth Portfolio                        5
      International Equity Portfolio                   5
      Balanced Portfolio                               3
      Income Opportunity Portfolio                     3
      Standby Income Portfolio                         3


ITEM 27. INDEMNIFICATION.



     Under Article V, Section 5.3 of the Trust's Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below:
     (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either: (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. As used in this Section 5.3, the term "independent legal counsel" means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or performed services for the Trust or any person to be so indemnified within the five years prior to the Initial request for indemnification pursuant hereto.


     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

     In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

     Touchstone Advisors, Inc. ("Touchstone Advisors") serves as investment advisor to each series of the Trust.

     Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Advisors. Unless otherwise noted, the principal business address of these individuals is Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202. Unless otherwise specified, none of the officers and directors of Touchstone Advisors serve as officers and Trustees of the Trust.

                           POSITIONS AND OFFICES
                           WITH TOUCHSTONE             POSITION AND OFFICES
NAME                       ADVISERS                    WITH THE REGISTRANT
James N. Clark*            Director                    none

Edward G. Harness, Jr.     Director, President         Chairman of the Board,
                           and Chief Executive         President and Chief
                           Officer                     Executive Officer

William F. Ledwin*         Director                    none

Donald J. Wuebbling*       Director, Secretary
                           and Chief Legal Officer     none

James J. Vance*            Treasurer                   Treasurer

Edward S. Heenan*          Vice President              Controller
                           and Controller

J. Thomas Lancaster*       Vice President and
                           Treasurer                   none

Richard K. Taulbee*        Vice President              none

Patricia Wilson            Chief Compliance Officer    none

Robert F. Morand*          Assistant Secretary         none

Robert A. Dressman*        Assistant Treasurer         none

Timothy D. Speed*          Assistant Treasurer         none

*Principal business address is 400 Broadway, Cincinnati, Ohio 45202

ITEM 29.  PRINCIPAL UNDERWRITERS.

       Inapplicable.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

Select Advisors Variable Insurance Trust
311 Pike Street
Cincinnati, OH 45202

Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, OH 45202
(investment advisor)



Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
(administrator and fund accounting agent)



ITEM 31.  MANAGEMENT SERVICES.

  Inapplicable.


ITEM 32.  UNDERTAKINGS.


(a) Not applicable.

(b) An undertaking to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of registrant's 1933 Act registration statement.

(c) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(d) The Registrant undertakes to comply with Section 16(c) of the 1940 Act.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 11th day of February, 1998.



                    SELECT ADVISORS VARIABLE INSURANCE TRUST


                    By: /s/ ANDREW S. JOSEF
                        Andrew S. Josef, Secretary



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 11, 1998.


SIGNATURE                           TITLE

EDWARD G. HARNESS, JR.*             President and Trustee
Edward G. Harness, Jr.


WILLIAM J. WILLIAMS*                Trustee
William J. Williams


JOSEPH S. STERN, JR.*               Trustee
Joseph S. Stern, Jr.


PHILLIP R. COX*                     Trustee
Phillip R. Cox


ROBERT E. STAUTBERG*                Trustee
Robert E. Stautberg


DAVID POLLAK*                       Trustee
David Pollak


JAMES J. VANCE*                     Treasurer (Principal
James J. Vance                      Financial Officer and
                                    Principal Accounting
                                    Officer)

*By  /s/ ANDREW S. JOSEF
     ------------------------------------
     Andrew S. Josef, as Attorney-in-fact
     (pursuant to powers of attorney
     filed herewith).

                    SELECT ADVISORS VARIABLE INSURANCE TRUST
                                   EXHIBITS TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A
                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

  (1B)          Amendment to the Amended Declaration of Trust of the Trust.

  (5A)          Investment Advisory Agreement.

  (5B)          Amendment No. 1 to Investment Advisory Agreement.(5)

  (5C)          Form of Amendment No.2 to Investment Advisory Agreement.(5)

  (5D)          Form of Portfolio Advisory Agreement with respect to Value Plus
                Portfolio.

  (5G)          Portfolio Advisory Agreement with respect to Balanced Portfolio.

  (11)          Consent of Independent Accountants

  (17)          Powers of Attorney

  (27)          Financial Data Schedules